SUPPLEMENT DATED DECEMBER 17, 2009

TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

DATED MAY 1, 2009

(as supplemented on May 4, 2009, May 21, 2009, June 19, 2009,

September 18, 2009, and October 23, 2009)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

ACCOUNT DESCRIPTIONS

Replace the Account Objectives for the following Accounts with the Objectives listed below:

Diversified International Account

Objective:  The Account seeks long-term growth of capital.

LargeCap Growth Account

Objective:  The Account seeks long-term growth of capital.

MidCap Blend Account

Objective:  The Account seeks long-term growth of capital.

Money Market Account

Objective:  The Account seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Real Estate Securities Account

Objective:  The Account seeks to generate a total return.

MANAGEMENT OF THE FUND

The Sub-Advisors

Sub-Advisor:  Edge Asset Management, Inc.

Effective January 1, 2010, Charlie Averill, Jill Cuniff, and Todd Jablonski will become additional portfolio managers for the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Income Portfolios.  Their biographical information appears below.  They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Charlie Averill, CFA.  Mr. Averill will become a portfolio manager on January 1, 2010.  Presently, he is a senior quantitative analyst and has worked at Edge since 1990.  He earned a bachelors degree in economics from Reed College and a masters degree in economics from Princeton University.  Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

Jill Cuniff.  Ms. Cuniff, President of Edge, will also become a portfolio manager on January 1, 2010.  Prior to becoming the President of Edge, Ms. Cuniff was the President of Morley Financial.  Ms. Cuniff earned a bachelors degree in business finance from Montana State University.

Todd Jablonski, CFA.  Mr. Jablonski, portfolio manager, will join Edge on January 1, 2010.  Previously, he was an Executive Director and Portfolio manager at UBS.  Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management.  Mr. Jablonski earned a bachelors degree in economics from the University of Virginia and an MBA with an emphasis in Quantitative Finance from New York University’s Stern School of Business.  He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:  Emerald Advisers, Inc.

On or about November 9, 2009, Peter J. Niedland joined the Emerald Advisers, Inc. portfolio management team for the SmallCap Growth Account II.  Mr. Niedland’s biographical information follows.

Peter J. Niedland, CFA.  Mr. Niedland, Portfolio Manager (Small Cap), joined Emerald Advisers, Inc. in 2009.  Previously, he worked at NS Investment Partners, LLC, a boutique small cap growth firm he co-founded in 2006.  Prior to that, he worked at Liberty Ridge Capital as a small cap research analyst and portfolio manager.  Mr. Niedland earned a B.S. in Business Administration from the University of Richmond.  He has earned the right to use the Chartered Financial Analyst designation.  Mr. Niedland is a member of the Financial Analysts of Philadelphia and the CFA Institute.